UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2004




                                SUPERCLICK, INC.
             (Exact name of registrant as specified in its charter)




          Washington                                 52-2219677
-------------------------------          ---------------------------------
(State or Other Jurisdiction of          (I.R.S. Employer Incorporation or
        Organization)                            Identification No.)



                        23332 Mill Creek Drive, Suite 230
                             Laguna Hills, CA 92653
                    (Address of principle executive offices)
                                 (858) 518-1387
                         (Registrant's telephone number)

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                                TABLE OF CONTENTS


Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 31, 2004, Superclick, Inc. (the "Company") announced via press release the appointment of Claude E. Smith to the position of Chief Financial Officer of the Company. Pursuant to the appointment, Todd M. Pitcher, Chairman of the Board, Secretary and interim Chief Financial Officer stepped down from the role of interim Chief Financial Officer. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c ) Exhibits.


 EXHIBIT NO.                           DESCRIPTION
------------  ------------------------------------------------------------------
    99.1 Press Release issued by Superclick, Inc. dated August 31, 2004 regarding the appointment of its new Chief Financial Officer.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUPERCLICK, INC.


Dated: September 2, 2004               By: /s/ John Glazik
                                       -----------------------------------------
                                           John Glazik
                                           Chief Executive Officer and President


                                       By: /s/ Todd M. Pitcher
                                       -----------------------------------------
                                           Chairman of the Board

                                  EXHIBIT INDEX


 EXHIBIT NO.                           DESCRIPTION
------------  ------------------------------------------------------------------
    99.1 Press Release issued by Superclick, Inc. dated August 31, 2004 regarding the appointment of its new Chief Financial Officer.